UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Bruce A. Toth, Esq. Winston & Strawn LLP 35 W. Wacker Drive Chicago, IL 60601-9703 (312) 558-5723	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004 (202) 739-5947

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Superior Industries International, Inc., a California corporation (“Superior” or the “Company”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with its solicitation of proxies from its shareholders in connection with its 2015 Annual Meeting of Shareholders The Westin Hotel, 1500 Town Center, Southfield, Michigan 48075 on Tuesday, May 5, 2015, at 9:30 a.m. Eastern Time, and at any and all adjournments, postponements or reschedulings thereof (the “2015 Annual Meeting”). In connection with its 2015 Annual Meeting, Superior has filed a revised definitive proxy statement and a definitive form of WHITE proxy card with the SEC on March 27, 2015.

Investor Presentation

Attached hereto is an investor presentation that Superior is making publicly available, beginning on April 7, 2015, to shareholders and proxy advisory firms with respect to the 2015 Annual Meeting. The presentation outlines Superior’s strategic priorities and the actions the Superior Board of Directors (the “Superior Board”) is taking to pursue these priorities and why the Superior Board unanimously recommends that shareholders should vote the WHITE proxy card in favor of its highly qualified and experienced nominees, and not support GAMCO in its attempt to elect three opposing director candidates.

As previously disclosed, GAMCO Asset Management Inc. has indicated that it intends to conduct a proxy contest and seek the election at the 2015 Annual Meeting of three candidates to the Superior Board to replace three highly qualified, and extremely valuable members of the Superior Board who have been unanimously recommended by the Superior Board for re-election. Superior strongly urges shareholders to vote only the WHITE proxy card and discard any blue proxy card they may receive from GAMCO.

Additional Information and Where To Find It

Superior, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Superior shareholders in connection with the matters to be considered at Superior’s 2015 Annual Meeting. On March 27, 2015, Superior filed a revised definitive proxy statement (as it may be amended from time to time, the “Proxy Statement”) and definitive form of WHITE proxy card with the SEC in connection with such solicitation of proxies from Superior’s shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUPERIOR WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including the appendices thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by Superior with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.supind.com, by writing to Superior's Corporate Secretary at 24800 Denso Drive, Suite 225, Southfield, Michigan 48033, by calling Superior at (248) 352-3700, or by contacting Superior's proxy solicitor, MacKenzie Partners, Inc., toll free at 1-800-322-2885.

Investor Presentation April 2015 Superior Industries International NYSE: SUP

Forward-Looking Statements and Non-GAAP Financial Measures

Forward-Looking Statements

This presentation contains statements that are forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are indicated by words or phrases such as "may," "could," "designed to," "outlook," "believes," "should," "anticipates," "potential," "possibly," "plans," "expects," "intends," "estimates," "forecasts" or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding the anticipated proxy contest by GAMCO Asset Management Inc. and the other participants in its solicitation, our initiatives to make SUP a stronger and more efficient competitor in the global marketplace for automotive parts and supplies, our actions to enhance our long-term prospects and enhance value for our shareholders, our ability to return SUP to sustained and profitable revenue growth and increasing shareholder returns, our ability to ramp up production at our new manufacturing facility in Mexico to full capacity by the end of 2015, our ability to expand capacity at our new manufacturing facility in Mexico and the timetable for such capacity expansion, the cost of operating a new manufacturing facility in Mexico, our ability to use our new manufacturing facility in Mexico to enhance our competitive position by lowering our average cost of production, our ability to shift production away from our older less efficient manufacturing facilities, our ability to make strategic capital investments, our ability to continue to strengthen the functional and operational expertise of our management team, our ability to build on our culture of innovation and technology, our ability to make, and the amount and timing of, future stock repurchases and dividends and our predictions regarding future North American Light Vehicle production. Such statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from those expressed or implied by such forward-looking statements. Those risks and uncertainties include, but are not limited to, risks related to the actions of GAMCO and other activist shareholders, including the amount of related costs incurred by SUP and the disruption caused to SUP's business activities by these actions, general automotive industry and market conditions and growth rates, foreign competition as well as general domestic and international economic conditions, including turmoil in the financial and credit markets, possible disruption in commercial activities due to terrorist activity and armed conflict, changes in the costs of raw materials and labor, a significant decrease in business from or loss of any of our major customers or programs and the loss of key managerial talent. Other risks and uncertainties that may cause actual events to differ materially from the statements we have made herein are identified and described in more detail in SUP's filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 28, 2014, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and its other filings in connection with the 2015 Annual Meeting of Shareholders. Investors are cautioned not to place undue reliance on any forward-looking statements in this presentation, which are made as of the date hereof. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, SUP does not expect to, and disclaims any obligation to, publicly update, amend or clarify any forward-looking statements whether as a result of new information, future events or otherwise, except as otherwise may be required by the federal securities laws. SUP, however, reserves the right to update such statements or any portion thereof at any time for any reason.

Use of Non-GAAP Financial Measures

This presentation refers to EBITDA, which we have defined as earnings before interest, taxes, depreciation and amortization and EBITDA margin as a percentage of net sales, each of which is a key measure that is not calculated according to GAAP. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. This non-GAAP financial information is provided as additional information for investors and is not in accordance with or an alternative to GAAP. These non-GAAP measures may be different from similar measures used by other companies.

For reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, see the supplemental data pages attached to this presentation in the Appendix at page 43.

We have not quantitatively reconciled differences between EBITDA, EBITDA margins, and "Value-Added Sales" (which we define as net sales less upcharges primarily for the aluminum value in net sales) and their corresponding GAAP measures, in our 2015 Outlook, due to the inherent uncertainty regarding variables affecting the comparison of these forward-looking measures. The magnitude of these differences, however, may be significant.

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Contents Executive Summary Why shareholders should vote the WHITE proxy card Business Review Outline of company focus and industry trends Strategic Priorities Implementing strategic changes Highly Qualified, Experienced and Engaged Board Background of augmented board Commitment to Good Corporate Governance Summary of our best practices in corporate governance GAMCO Background of proxy contest Executive Summary Why shareholders should vote the WHITE proxy card Appendix Additional useful information 3 01 05 12 28 32 38 22 40

Executive Summary SUP Board of Directors x Board has been transformed, with four new directors added in past sixteen months o Non - executive Chairman appointed in 2014 x Experienced automotive executive, Don Stebbins, appointed CEO in 2014 x Successful management transition; over 50% of CEO direct reports have been hired within last fourteen months x Proven track record of creating and returning value to shareholders o Returned $134M million to shareholders over last 5 years x Commitment to strong corporate governance x Initiatives successfully executed to make SUP a stronger, more efficient global competitor o Opened new cost efficient manufacturing facility in Mexico; closed less efficient facility in Rogers, AR x SUP has strategic, long - term plan to improve profitability, grow its business, and become a more efficient global competitor No arguments provided for why GAMCO candidates are more qualified than the three SUP directors GAMCO is targeting GAMCO has not identified goals or potential contributions of its nominees that are incremental to the capabilities already on the SUP board As with the last two years, GAMCO’s director nominees do not have executive - level manufacturing, automotive industry, global markets, or global operations experience GAMCO pursued a proxy contest against SUP the last two years and, each time, the nominees were rejected by SUP shareholders GAMCO admits to having no plans to enhance value for shareholders SUP made numerous attempts to avoid a proxy contest with GAMCO this year Shareholders are urged to vote the WHITE proxy card GAMCO Executive Summary 4

5 Business Review

Company Overview

Business Review



- North American market share (20%); capacity leader in aluminum wheels for light vehicles
- Founded 1957 by Louis Borick; NYSE listed 1969 (“SUP”); market cap ~$500M
- Five manufacturing facilities - four in Mexico, one in Arkansas
- Total annual capacity ~12.0 million wheels
- ~3,000 employees
- 2014 revenue of $745M; No debt; Cash/S-T investments = $62M
- Continuous dividend payout since 1982; ~ $20M annually

Mission critical supplier to leading automotive OEMs

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Ford 42% GM 24% TOYOTA 12% FCA 10% Nissan 7% Others* 5% Customer Base Includes Industry Leaders Light Truck* 76% Passenger Car 24% *BMW , Nissan, Subaru , Tesla, Volkswagen % of Shipments by Customer - 2014 % of Shipments by Vehicle Type - 2014 * P ick - up trucks, vans, SUVs, crossover vehicles Expanding Customer Base to Improve Diversity Business Review 7

SUP is Evolving to Address Dynamic Industry Shifts Source – Company estimates Business Review 8 Landscape and market for wheel size , style, and finishes is becoming increasingly complex OEMs differentiating product line through broader wheel offerings requires greater supplier sophistication From Previous Model Year To Current/Upcoming Model Year Case Study Example Different Finishes Different Sizes Different Styles Small Car Platform +200% +100% +550% Light Truck Platform +20% Minor changes +26% ▪ Underscores importance of wheels as a differentiating feature on light vehicles ▪ Requires competency in a wide variety of finishes ▪ Mandates shorter production runs and additional equipment changeovers ▪ Increasing importance of inventory management ▪ Working with customers to differentiate our product offering

Current North American Industry Landscape Source – Company estimates SUP, 2010 – 31.9% SUP, 2014 – 20.4% SUP, 2010 – 13.5% SUP, 2014 – 12.0% SUP 37% Prime - NA 12% Toyota Captives/Keiretsu 13% Hitachi 9% Enkei 11% Ronal 8% Borbet 5% Hayes/Iochpe 5% SUP 20% Dicastal 20% Prime - NA 16% Toyota Captives/Keiretsu 8% Enkei 6% Hitachi 6% Ronal 5% Hands 4% Sungwoo 4% Wanfeng 3% Borbet 3% Kalink 3% Hayes/Iochpe 2% Other 2% Business Review 9 North American Market Share - 2014 North American Production Capacity - 2014

Net Sales EBITDA/Margin as % of Sales* Share Price $719.5 $822.2 $821.5 $789.6 $745.4 650 675 700 725 750 775 800 825 850 2010 2011 2012 2013 2014 $ Millions $82.1 $68.4 $59.6 $63.6 $50.2 11.4 8.3 7.3 8.1 6.7 0 10 20 30 40 50 60 70 80 90 2010 2011 2012 2013 2014 $ Millions EBITDA EBITDA Margin as % of Net Sales $21.96 $26.34 $20.27 $22.09 $21.77 $12.55 $14.17 $15.50 $17.01 $17.14 $- $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2010 2011 2012 2013 2014 North American Auto Production *See slide 43 for definition of EBITDA and reconciliation to GAAP measures * NA Auto Production sourced from WARDS Automotive 11,906 13,077 15,374 16,076 16,933 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 2010 2011 2012 2013 2014 Thousands Key Metrics – Past Five Years Business Review 10% % % % %

Key Metrics - 2015 Outlook Key Metrics 2015 Outlook Net Sales / EBITDA Margin $725 - $800 million / 100 - 200 basis point improvement in value added margin Value - Added Sales* / EBITDA Margin $ 325 - $360 million / 350 - 500 basis point improvement in value added margin Capital Expenditures Approximately $40 million Working Capital Dividen d Payments Use of approximately $10 million Approximately $20 million * Value - added Sales excludes aluminum ** Based on IHS Projections Underlying Assumptions • North American Light Vehicle Production will increase 2.2% to 17.4 million units** 2017 Goal is double digit EBITDA margins Business Review 11 Issued on January 19, 2015

12 Strategic Priorities

Strategic Priorities Improving global competitiveness Building on culture of product innovation and technology Evaluating opportunities for disciplined growth and value creation Balanced approach to capital allocation Increasing visibility within financial community Strategic Priorities 13

Improving Global Competitiveness ▪ Commercial production started fourth quarter 2014 (ahead of original schedule) ▪ Ramping up production in 2015 ▪ Expect full capacity by year - end 2015 ▪ Additional production capacity planned to better serve customers o Expansion underway to add 500k wheel capacity per year Completed new manufacturing facility in Mexico on schedule and on budget Strategic Priorities 14

Improving Global Competitiveness

Strategic Priorities

Closed Rogers, AR facility to enhance cost position and improve profitability

- **Rogers manufacturing facility decommissioned in November 2014, ahead of schedule**
  - Built in 1989
  - Annual straight-time capacity ~1.75M wheels
  - Headcount reduction ~500
- **Successfully transitioned production to other, more cost-efficient SUP facilities**
- **Some equipment will be redeployed to other SUP facilities to enhance production, and reduce capital outlay**







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Improving Global Competitiveness ▪ Installed state of the art paint system in Mexico to improve competitive position in higher value - added products ▪ Reducing energy consumption and cost ▪ Working with supply base to maintain competitive positioning ▪ Modernizing machining capabilities ▪ Relocating HQ from California to Michigan to be closer to major customers and partners Strategic Priorities 16 ▪ Ensuring employees are efficient and cost effective ▪ Establishing pay - for - performance culture ▪ Streamlining organizational structure ▪ Upgrading organizational capabilities ▪ Establishing shared services program

Building on Culture of Product Innovation and Technology ▪ Two wheel patents filed in 2014 ▪ Strategic investments, developing IP portfolio, and acquiring/licensing third party technology ▪ State of the art manufacturing equipment in new Mexico facility ▪ Introduced sophisticated production planning tools designed to optimize production yield across facilities ▪ Actively working with customers on design ideas and engineering concepts to shorten time to market ▪ Established incentives to reward innovation Strategic Priorities 17

Evaluating Opportunities for Disciplined Growth and Value Creation ▪ Capacity expansion of new, lower - cost facility in Mexico o Additional 500k wheels; 25% increase in capacity ▪ Leveraging customer relationships to develop new global opportunities ▪ Opportunistically pursue strategic acquisitions, joint ventures, contract manufacturing agreements, greenfield investments ▪ Strong balance sheet and established $100M credit facility to support plans for disciplined growth Strategic Priorities 18

Balanced Approach to Capital Allocation ▪ 2014 - R eturned over $40 million to shareholders through dividends, share repurchases and spent $92 million on capital expenditures for both new and existing plants ▪ Over the past five years, returned nearly $134 million in value to shareholders; strong return of capital for both the past year and average of the past five years; uninterrupted cash dividend since 1982 ▪ Board approved new stock repurchase program in October 2014 authorizing the repurchase of $ 30.0 million of our common stock ▪ 2015 forecast – Deploy over $80 million (Cash returned to shareholders and Cap Ex) ▪ Capital intensive and cyclical business necessitates prudent balance sheet/capital allocation ▪ Financial capacity to use M&A to opportunistically drive disciplined growth and value creation Judicious capital allocation includes investing in the business and returning cash to shareholders Strategic Priorities 19

Balanced Approach to Capital Allocation Strategic Priorities 20 LTM Return of Capital to Shareholders 1 SUP Peer Group 2,3 Industrial Group 2,4 Russell 2000 5 Dividend 3.5% 0.7% 1.7% 1.6% Repurchase 4.3% 3.6% 4.2% 1.4% Total 7.8% 4.3% 5.9% 3.0% 1. Source: Capital IQ; as of March 31, 2015 2. Benchmarks exclude SUP 3. Peer group includes: Lear, Dana, Visteon, TRW, Magna, Delphi, Borg Warner, Johnson Controls, Shiloh, Linamar, Tenneco, Martin rea , Tower, American Axle, Federal Mogul 4. Industrial group includes: Pentair, Roper, Colfax, Ametek, IDEX, Danaher, Ingersoll - Rand, United Technologies, ITW, Parker Hannifin, Honeywell, Emerson and 3M 5. Companies excluded in periods without full 12 months of data 6. Calculated as average market cap for each annual period using LTM CF data (starting 3/31/2015) 5 - Year Average Return of Capital to Shareholders 1, 6 SUP Peer Group 2,3 Industrial Group 2,4 Russell 2000 5 Dividend 3.8% 0.8% 2.2% 1.7% Repurchase 1.2% 2.7% 2.9% 1.3% Total 5.0% 3.5% 5.1% 3.0% SUP Peer Group 2,3 Industrial Group 2,4 Russell 2000 5 Dividend 3.5% 0.9% 1.8% 0.0% Repurchase 4.3% 1.2% 2.6% 0.0% Total 7.8% 2.1% 4.4% 0.0% Average Median SUP Peer Group 2,3 Industrial Group 2,4 Russell 2000 5 Dividend 3.8% 0.4% 2.1% 0.0% Repurchase 1.2% 1.0% 2.0% 0.0% Total 5.0% 1.4% 4.1% 0.0% Median Average

Increasing Visibility within Financial Community

Strategic Priorities

- **Increasing attendance at investor conferences and non-deal roadshows (NDR)**
  - Nov 2014 Gabelli Conference and NDR
  - Jan 2015 KeyBanc NDR
  - Additional 1H15 planned events:
    - KeyBanc Conference (May)
    - B. Riley Conference (May)
    - Oppenheimer Conference (May)
    - Oppenheimer NDR (June)
- **Incorporated investor input into development of Long-Term Incentive Plan (LTIP)**
- **Completed perception study to better understand investor sentiment**
- **Enhanced public disclosures**
  - Initiated annual guidance policy in Jan 2015



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22 Highly Qualified, Experienced, & Engaged Board

▪ Directors actively engaged in overseeing management and have extensive industry experience ▪ Our directors have broad and diverse skill sets and experiences including: o Automotive parts manufacturing, aluminum fabrication, product management, operations management, global operations, strategic planning, foreign government relations, finance and accounting, human resources, mergers and acquisitions and risk management ▪ Five Board members have served as Chairman or lead independent director for at least one other public company; three have public company CEO experience ▪ Four Board members have tenure of less than 16 months o Providing new perspectives, insights, experiences, and competencies ▪ Five Board members standing for election have extensive experience in analysis and integration of acquisitions in manufacturing environments SUP Directors Have Excellent Credentials Highly Qualified, Experienced, & Engaged Board 23

Bolstered Board Composition and Leadership 24 Highly Qualified, Experienced, & Engaged Board ▪ Margaret Dano appointed non - executive Chairman of Board in March 2014 o Lead director since 2010 and director since 2007 o Significant public company board experience. P reviously held senior management positions at units of Honeywell International, Avery Dennison, Black and Decker and General Electric ▪ Don Stebbins appointed President, CEO and member of SUP Board in May 2014 o Extensive experience leading and operating a publicly - held automotive supply business in global and highly competitive environments ▪ Added four Board members with outstanding skill sets since December 2013 o James McElya, Don Stebbins, Paul Humphries , and Jack Hockema o Significant experience in strategic planning, P&L management at large manufacturing companies, and in analyzing and integrating acquisitions ▪ With new leadership, SUP is taking decisive action to enhance long - term prospects and build on the strong brand and industry reputation built by Louis and Steven Borick over 50 years

Margaret S. Dano – Director since January 2007 ▪ Non - executive Chairman; formerly served as lead director since 2010 ▪ Chair of Nominating and Corporate Governance Committee; serves on Audit Committee ▪ Honeywell International, Inc. – Former VP of Worldwide Operations (Garrett Engine Boosting Systems division) ▪ Neenah Paper (NYSE: NP) - Director ▪ Douglas Dynamics, Inc. (NYSE: PLOW) – Director ▪ Industrial Container Services (Privately - held) – Chairman of the Board ▪ Fleetwood Enterprises and Anthony Industries International (K2) – Former Director ▪ Expertise: Strategic planning, product management, start - up and global operations, cost and quality improvements, analyzing and integrating acquisitions Donald J. Stebbins – Director since May 2014 ▪ SUP – President and CEO (since May 2014) ▪ Visteon Corporation – Former Chairman and CEO ▪ Lear Corporation – Former President and COO of Americas and Europe/Asia/Africa; Former SVP and CFO ▪ Management positions with Bankers Trust Company, Citibank and First Chicago Corporation ▪ Expertise: Significant managerial skills, deep automotive experience, global and strategic expertise, extensive international leadership, background in corporate finance and growth ▪ Two decades of experience in the automotive supplier industry Named Chairman March 2014 Tenure = 8 years, 3 months* CEO Since May 2014 Tenure = 11 months* * Tenure as of March 31, 2015 Strong Board Leadership 25 Highly Qualified, Experienced, & Engaged Board

Paul J. Humphries – Director since August 2014 ▪ Independent Director ▪ Serves on Audit Committee and Compensation and Benefits Committee ▪ High Reliability Solutions (a division of publicly - traded, Singapore - based Flextronics International Ltd.) – President and responsible for a global enterprise that has $3 billion in annual revenues ▪ Flextronics International Ltd. – Former VP for Worldwide Human Resources and responsible for a global workforce of over 200,000 and operations in over 30 countries ▪ Chatham Technologies (acquired by Flextronics International Ltd.) – SVP of Global Operations ▪ Extensive experience in automotive supplier industry; senior level management experience with multinational public companies ▪ Strong knowledge of global markets, global operations and business environment ▪ Expertise : Strategy, growth, human resources, supply chain management, global operations, global markets, implementing and integrating M&A Jack A. Hockema – Director since December 2014 ▪ Newest independent Director ▪ Serves on Audit Committee and Nominating and Corporate Governance Committee ▪ Kaiser Aluminum, Inc. (NASDAQ: KALU) – Chairman, President and Chief Executive Officer ▪ Kaiser Aluminum – Former VP of Kaiser Aluminum; formed President of Kaiser Aluminum Fabricated Products ▪ Clearwater Paper Corp. (NYSE: CW) – former board member and former member of compensation committee and nominating/governance committee ▪ Expertise: A utomotive and aluminum industry knowledge, metals fabrication and operations experience, strategic planning, financial acumen, M&A experience, capital markets transactions experience Tenure = 4 months* Tenure = 8 months* * Tenure as of March 31, 2015 Continued to Strengthen Board Since 2014 Annual Meeting 26 Highly Qualified, Experienced, & Engaged Board

James S. McElya – Director since December 2013 ▪ Independent Director ▪ Chair of Compensation and Benefits Committee; serves on Nominating and Governance Committee ▪ Affinia Group, Inc. – Chairman ▪ Cooper Standard Holdings Inc. – Former CEO and Chairman ▪ Cooper - Standard Automotive – Former President ▪ Cooper Tire and Rubber – Former corporate Vice President ▪ Original Equipment Suppliers Association (OESA) – Former Chairman ▪ Motor Equipment Manufacturers Association (MEMA) – Former Chairman ▪ Expertise: Leadership, strategy, operations, mergers and acquisitions, risk management Timothy C. McQuay – Director since November 2011 ▪ Independent Director ▪ Chair of Audit Committee; serves on Nominating and Corporate Governance Committee ▪ Noble Financial Capital Markets – Managing Director, Investment Banking ▪ Keystone Automotive Industries, Inc. – Former Board member and Audit Committee Chair ▪ BSD Medical, Inc. – Chairman of the Board ▪ Meade Instruments Corp . (NASDAQ: MEAD) – Former Chairman of Board ▪ Expertise : Corporate finance , capital markets, capital structure, corporate strategy, risk management, mergers and acquisition, strategic alternatives, capital allocation Francisco S. Uranga – Director since January 2007 ▪ Independent Director ▪ Serves on Compensation and Benefits Committee and Nominating and Corporate Governance Committee ▪ Foxconn Electronics, Inc. – Corporate VP and Chief Business Operations Officer for Latin America ▪ Corporacion Inmobiliaria Vesta – Director ▪ Former Chief of Staff for the Mexican Commerce and Trade Secretary - actively participated in implementing the North American Free Trade Agreement and in negotiating agreements for the Mexican Government ▪ Critical to SUP’s ability to protect, and benefit from, its substantial investment in Mexico and to implementing successful business strategy in Mexico and elsewhere in Latin America ▪ Expertise: International relations , Mexico - specific operations and regulatory compliance, Mexico - specific government, trade relations, business experience, and risk management Tenure = 16 months* Tenure = 3 years, 4 months* Tenure = 8 years, 2 months* * Tenure as of March 31, 2015 Independent and Experienced Directors 27 Highly Qualified, Experienced, & Engaged Board

28 Commitment to Good Corporate Governance

▪ Proactively declassified Board structure ▪ All directors elected annually ▪ Board Chairman and CEO positions proactively separated ▪ Director resignation policy proactively adopted ▪ Directors may be removed with or without cause by simple majority vote of the shareholders ▪ CEO is only management representative on Board ▪ All directors (other than CEO) qualify as independent directors under the NYSE’s listing standards ▪ All Board committee memberships restricted to independent directors ▪ Stock ownership policy adopted for non - employee directors ▪ Independent directors meet without management ▪ Board and committee self - evaluations performed annually Enhanced Board Structure and Governance Commitment to Good Corporate Governance 29

▪ All directors elected annually ▪ Shareholders have right to call special meetings with only 10% ownership threshold and there are no material restrictions on shareholder’s rights to call special meeting ▪ Shareholders can remove directors with or without cause by vote of simple majority of the shares entitled to vote ▪ No poison pill ▪ No executive employment contracts, except CEO ▪ Established long - term incentive plan – 2/3 performance - based, 1/3 time - based ▪ Anti - hedging policy applicable to all directors and employees ▪ Transition to pay for performance ▪ Change of control protection requires double - trigger ▪ No gross - up provisions ▪ Clawback policy established Shareholder Rights Executive Comp. Shareholder Friendly Governance Principles Commitment to Good Corporate Governance 30

Reincorporation Commitment to Good Corporate Governance 31 ▪ Management proposal in proxy to reincorporate from California to Delaware in order to provide shareholders the benefits of the most advanced and sophisticated corporate statute as well as a highly respected judiciary ▪ Approximately 64% of Fortune 500 corporations are domiciled in Delaware ▪ Proposed reincorporation to Delaware would seek to preserve existing shareholder - friendly provisions, such as : o A ll directors would remain subject to election at each annual meeting of shareholders o S hareholders would retain the right to call special meetings with only a 10% ownership threshold and with no material restrictions on such right o R ight of shareholders to remove directors with or without cause by a simple majority vote of the shareholders o D irector resignation policy would be retained and would require a director in a non - contested election to resign in certain instances ▪ In order to ensure that the Reincorporation does not result in SUP becoming subject to a greater degree of state anti - takeover protections, SUP has decided to opt - out of Section 203 of the Delaware General Corporation Law (Delaware’s antitakeover statute ) ▪ Reincorporation would enhance shareholder - friendly provisions : o The supermajority approval currently required by SUP’s charter and bylaws for shareholders to amend the bylaws would be changed in favor of a simple majority approval requirement

32 GAMCO

▪ Jan. 2014: GAMCO nominates three individuals for SUP B oard ▪ Feb. 2014: Discussions to find a mutually agreeable solution begin; SUP open to adding one board member, GAMCO rejects; no solution found ▪ July 2014: All three leading independent proxy advisory firms recommend that shareholders vote for SUP nominees ▪ Aug. 2014: shareholders vote in favor of SUP; Stebbins, McElya, Uranga, and Humphries elected for one year term; no GAMCO nominees elected ▪ GAMCO nominees received just 21% of votes cast, including GAMCO’s own ownership interest of 13.24% ▪ Feb. 2015: GAMCO nominates three individuals for SUP Board of Directors; two are repeat nominees - Philip T. Blazek - second consecutive year and Walter M. Schenker - third consecutive year ▪ March 2015: GAMCO did not respond to SUP’s request to interview nominees ▪ April 2015: GAMCO discloses for the first time the three SUP directors it is targeting to replace with its nominees Background of the Proxy Contest GAMCO 33 *See appendix at page 42 for voting results

▪ Attempted on numerous occasions to constructively and in good faith engage with GAMCO to avoid a proxy contest o History of constructive relationship and open dialogue o SUP has presented annually for 30+ years at Gabelli Automotive Aftermarket Symposium o Numerous conversations with GAMCO representatives to avoid a proxy contest o 2014 – SUP indicated it would be open to adding one GAMCO nominee to the Board and mutually agreeable second candidate; GAMCO rejected that offer o 2014 and 2015 – SUP expressed clear willingness to interview GAMCO’s nominees o 2014 – GAMCO steadfast refusal to allow SUP to interview its nominees, i ndicated unwillingness for its nominees to complete standard D&O questionnaire o 2015 – GAMCO did not respond to SUP’s request to interview GAMCO’s nominees SUP Sought to Constructively Engage with GAMCO GAMCO 34

▪ SUP faces automotive industry specific issues o SUP nominees have extensive automotive industry, global operations, and global markets experience essential to address how to be a stronger competitor in a highly competitive global marketplace ▪ Reconstituted SUP Board committed to enhancing its composition with new competencies and perspective o More than half of the SUP Board members have joined since 2013 o Board turnover since 2013 demonstrates appreciation of the importance of recruiting nominees to bring new perspectives , experiences and competencies and expanded breadth and depth of SUP Board ▪ Proactively adopted best practices in corporate governance o Completed the declassification of the Board such that all directors are now elected annually ▪ Reincorporation from California to Delaware o Maintains SUP’s shareholder - friendly governance structure and enhances certain shareholder rights SUP Board has Proven its Commitment to Effect Change - Governance GAMCO 35 Even GAMCO acknowledges in its proxy materials that significant changes have been effected for the better at SUP, and has provided no basis for claiming any concern about the Board’s ability to effect any additional change that it deems may be necessary

▪ New executive management team to strengthen leadership, functional, and operational expertise o Don Stebbins named President and CEO less than a year ago o Additional senior executives added with expertise in manufacturing, performance improvement and business process initiatives o Over 50% of CEO direct reports have been hired within last fourteen months ▪ Proven track record of creating and returning value to shareholders o $134 million returned to shareholders over past five years o New $30 million share repurchase plan adopted in October 2014 o Maintained current dividend program; approximately $20 million paid annually ▪ Decisive action taken to more effectively adapt to an era of increased global competition o New, lower - cost manufacturing facility in Mexico completed in fourth quarter of 2014 on time and on budget o Closing an inefficient domestic manufacturing facility o Transferring wheel production to more efficient plants such as new facility in Mexico SUP Board has Proven its Commitment to Effect Change - Operational GAMCO 36 Even GAMCO acknowledges in its proxy materials that significant changes have been effected for the better at SUP, and has provided no basis for claiming any concern about the Board’s ability to effect any additional change that it deems may be necessary

▪ Despite having its nominees rejected by shareholders over the last two years, GAMCO again proposed an alternative slate of director candidates without providing any credible arguments as to why it believes that change is necessary or why its nominees have experiences or competencies that would expand the depth and breadth of the Board ▪ GAMCO has not indicated any particular failing by SUP, its Board, or its management ▪ GAMCO has neither articulated an alternative strategic plan nor proposed any specific ideas or strategy for improving SUP’s prospects or enhancing shareholder value ▪ In fact, GAMCO states in its Revised Preliminary Proxy Statement dated April 1, 2015 that “Our nominees do not have any specific plans for the Company ….” ▪ GAMCO has not made a compelling case that change is warranted given that it has not even articulated what changes at SUP are necessary ▪ GAMCO makes it clear that is was, until recently, undecided as to which SUP directors to target with its proxy contest GAMCO Has Presented No Case for Change GAMCO 37

▪ None of GAMCO’s nominees has executive level manufacturing or automotive experience ▪ All of GAMCO’s nominees have longstanding ties to GAMCO or its CEO Mario J. Gabelli ▪ GAMCO nominees would not bring any relevant skills or competencies not already present among the current Board members ▪ Walter M. Schenker o Highly question his suitability given past issues with the SEC o In 2007, Mr. Schenker consented to being permanently restrained and enjoined from violations of Section 5 of the Securities Act of 1933 and paid a civil penalty o For two consecutive years, shareholders have voted not to elect Mr. Schenker to the SUP Board o In addition, Mr. Schenker had no experience on a public company board until he was proposed by GAMCO, along with Mr. Angiolillo , in December 2013 to the Board of a micro - cap company ▪ Philip T. Blazek o Public company management experience appears to be limited to serving as the “principal executive officer” of an over - the - counte r - traded “public shell” that has no operating business and two employees, including Mr. Blazek o Last year, shareholders voted not to elect Mr. Blazek to the SUP Board and he has no previous experience serving on a public company board ▪ Glenn J. Angiolillo o Former attorney and law firm executive with experience in commercial and corporate law and wealth management o No executive - level automotive, manufacturing, global markets, or global operations experience, and no experience serving as an executive officer of a public company GAMCO Nominees Lack Relevant Experience GAMCO 38

39 Executive Summary

Executive Summary SUP Board of Directors x Board has been transformed, with four new directors added in past sixteen months o Non - executive Chairman appointed in 2014 x Experienced automotive executive, Don Stebbins, appointed CEO in 2014 x Successful management transition; over 50% of CEO direct reports have been hired within last fourteen months x Proven track record of creating and returning value to shareholders o Returned $134M million to shareholders over last 5 years x Commitment to strong corporate governance x Initiatives successfully executed to make SUP a stronger, more efficient global competitor o Opened new cost efficient manufacturing facility in Mexico; closed less efficient facility in Rogers, AR x SUP has strategic, long - term plan to improve profitability, grow its business, and become a more efficient global competitor No arguments provided for why GAMCO candidates are more qualified than the three SUP directors GAMCO is targeting GAMCO has not identified goals or potential contributions of its nominees that are incremental to the capabilities already on the SUP board As with the last two years, GAMCO’s director nominees do not have executive - level manufacturing, automotive industry, global markets, or global operations experience GAMCO pursued a proxy contest against SUP the last two years and, each time, the nominees were rejected by SUP shareholders GAMCO admits to having no plans to enhance value for shareholders SUP made numerous attempts to avoid a proxy contest with GAMCO this year Shareholders are urged to vote the WHITE proxy card GAMCO Executive Summary 40

41 Appendix

Summary – 2014 Proxy Vote Results Director Nominees Votes For Votes Withheld SUP Management Nominees : Donald J. Stebbins 18,075,473 169,073 James S. McElya 18,013,141 231,405 Francisco S. Uranga 18,055,410 189,136 Paul J. Humphries 18,075,737 168,809 GAMCO Nominees : Philip T. Blazek * 4,765,733 13,021 Ryan J. Morris * 4,561,598 217,156 Walter M. Schenker * 4,768,223 10,531 * At 2014 Annual Meeting Record Date GAMCO held 3,568,228 Shares 42

EBITDA Reconciliation Fiscal Year Ended December 31, 2014 2013 2012 2011 2010 (Thousands of dollars) Net Sales $745,447 $789,564 $821,454 $822,172 $719,500 EBITDA (Thousands of dollars) Net income $8,803 $22,824 $30,891 $67,169 $51,643 Interest (income), net (1,095) (1,691) (1,252) (1,101) (1,604) Tax (benefit) expense 6,899 14,017 3,598 - 25,243 2,993 Depreciation (1) 35,582 28,466 26,362 27,538 29,093 EBITDA $50,189 $63,616 $59,599 $68,363 $82,125 EBITDA as a percentage of net sales 6.73% 8.06% 7.26% 8.31% 11.41% 43 (1) Depreciation for the twelve month period ended December 28, 2014 includes $6.5 million of accelerated depreciation charges as a result of shortened useful lives due to the Company's restructuring activities.

Important Information This presentation may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders in co nne ction with the 2015 Annual Meeting of Shareholders. SUP, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from SUP’s shareholders in connection with the matters to be considered at SUP’s 2015 Annual Meeting. On March 27, 2015, SUP filed a revised definitive proxy statement (as it may be amended from time to time, the “Proxy Statement”) and definitive form of WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from SUP’s shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY SUP WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Stateme nt, including the schedules and appendices thereto. Shareholders can obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other document s f iled by SUP with the SEC for no charge at the SEC’s website at www.sec.gov . Copies will also be available at no charge at the Investor Relations section of SUP’s corporate website at www.supind.com , by writing to SUP's Corporate Secretary at 24800 Denso Drive, Suite 225, Southfield, Michigan 48033, by calling SUP at (818) 781 - 4973, or by contacting SUP's proxy solicitor, MacKenzie Partners, Inc., toll free at 1 - 800 - 322 - 2885. 44